UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): December 30, 2016

CHINA BIOLOGIC PRODUCTS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-34566	75-2308816
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification Number)

18th Floor, Jialong International Building 19 Chaoyang Park Road Chaoyang District, Beijing 100125 People’s Republic of China (Address of Principal Executive Offices)

86-10-6598-3166 Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 8.01 OTHER EVENTS.

On January 6, 2017, China Biologic Products, Inc. (the “Company”) issued a press release announcing that its majority-owned subsidiary Shandong Taibang Biological Products Co. Ltd. received two approvals from the Shandong Provincial Health and Family Planning Commission on December 30, 2016 to build a new plasma collection station and a new branch collection facility, respectively, in Shandong Province. A copy of the press release is attached as Exhibit 99.1 to this current report and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description
99.1	Press release issued by the Company dated January 6, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA BIOLOGIC PRODUCTS, INC.

Date:	January 6, 2017	By:	/s/ David (Xiaoying) Gao
			Name:	David (Xiaoying) Gao
			Title:	Chief Executive Officer